                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                   July 2, 2008

                         AMERICAN ITALIAN PASTA COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

       DELAWARE                         001-13403                84-1032638
(State or Other Jurisdiction           (Commission             (IRS Employer
  of Incorporation)                     File Number)         Identification No.)

    4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
        (Address of Principal Executive Offices)                  (Zip Code)

                                 (816) 584-5000
________________________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

      Previous Independent Accountants.

     On July 2, 2008,  the Audit  Committee of our Board of  Directors  notified
E&Y LLP (E&Y) that it was dismissed as our independent registered public accounting firm,  effective with the completion of certain  procedures that will be required to be performed by E&Y in connection  with our  preparation  and filing of our  fiscal  year 2007  quarterly  financial  statements  that will be included  in our  quarterly  reports  on Form  10-Q for our first  three  fiscal quarters of fiscal 2008. The Audit Committee believes the long-term needs of the
Company will be best served by its decision.

     The reports of E&Y on our financial statements for each of the past two fiscal years  contained no adverse  opinion or a disclaimer  of opinion and were not  qualified  or  modified  as  to  uncertainty,  audit  scope  or  accounting principles.  The report of  E&Y  on our  internal  controls  over  financial reporting as of  September  29, 2006  contained a  disclaimer  of opinion on the effectiveness  of internal  controls over  financial  reporting  because we were unable to complete the  documentation  and testing of our internal controls over financial  reporting as of September 29, 2006,  although material  weaknesses in the following areas were  identified:  policies and  procedures,  application of
Generally Accepted  Accounting  Principles  ("GAAP"),  financial statement close process,  internal audit function,  and disclosures required by GAAP. The report of E&Y on our internal controls over financial reporting as of September 28,
2007 expressed an adverse opinion on the effectiveness of internal controls over financial  reporting because of our material  weaknesses in the following areas:
policies and procedures, application of GAAP, financial statement close process, internal audit function,  and disclosures required by GAAP.  Management's report on internal  controls over financial  reporting and related  changes to internal controls over financial  reporting,  which identified our material weaknesses as described  above, are included in Item 9A of our 2006 and 2007 Annual Reports on
Form 10-K.

     During the audits of the most recent two years, fiscal years 2006 and 2007, through  July  2,  2008,  we had no  disagreements  with  E&Y on any  matter  of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure.

     As previously  disclosed,  we determined that our financial  statements for the first two  quarters of fiscal year 2005 and the 2004 fiscal year and earlier periods  required  restatement.  During  its  audit of our 2006 and 2007  fiscal years,  E&Y  advised  us that  we did  not,  as of the end of each of  those periods,  have the internal controls necessary for developing reliable financial statements as a result of the material weaknesses described above.

     We have provided E&Y with a copy of this disclosure  before its filing with the SEC. We have  requested  that E&Y furnish us with a letter  addressed to the
SEC stating whether or not it agrees with the above  statements.  A copy of such letter will be filed by amendment to this report on Form 8-K when we receive it.

New Independent Accountants.

     Our Audit Committee has appointed Grant Thornton LLP ("Grant  Thornton") as our new independent registered public accounting firm as of July 8, 2008. During the two most recent fiscal years and through the date of their engagement by us, we did not consult with Grant Thornton  regarding  either (1) the application of accounting principles to a specified transaction,  either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a  disagreement  (as defined in
Regulation  S-K  Item  304(a)(1)(iv))  or a  reportable  event  (as  defined  in
Regulation S-K Item  304(a)(1)(v)),  during the two most recent fiscal years and the subsequent interim period preceding the dismissal of E&Y.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 8, 2008                AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/  Paul R. Geist
                                          --------------------------------------
                                          Paul R. Geist
                                          Chief Financial Officer